AGREEMENT


     This agreement ("Agreement") is effective as of February 3, 2003, by and
between   Millennium  Plastics  Corporation,  ("Millennium"),   and   Miltray
Investments Ltd., ("Miltray"); collectively the "Parties".

                            Recitals

      WHEREAS, Millennium is a US development stage company, which owns the worldwide patent rights to an innovative polymer and coating technology invented in 1995 by Solplax Ltd. of Ireland. Solplax plastics have the unique and very marketable characteristics of being water-soluble and biodigestible in sewage systems, landfills, and other environments containing microorganisms. Millennium currently has no material operations.

     WHEREAS, Millennium's common stock has been registered under Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), however, Millennium is currently delinquent in (i) its annual report filing on Form 10-KSB for the fiscal year ended March 31, 2002, (ii) its quarterly report on Form 10-QSB for the three months ended June 30, 2002 and (iii) its quarterly
report  on  Form 10-QSB for the three months ended September  30,  2002.   In
addition, Millennium's common stock was formerly traded on the National Association of Securities Dealers ("NASD") Over-the-Counter Bulletin Board ("OTC:BB") under the symbol "MPCO". A portion of the Miltray investment described below will be used to reinstate Millennium's trading on the OTC:BB and to bring Millennium's Exchange Act reports current.

      WHEREAS, Miltray has experience, skills, and knowledge in investing and consulting for companies similar to Millennium.

     WHEREAS, Millennium is desires assurance of the association and services of Miltray in order to retain its experience, skills, abilities, background, and knowledge, and is therefore willing to engage its services on the terms and conditions set forth below. Additionally, Millennium desires that Miltray make an investment in Millennium.

      NOW THEREFORE, in consideration of the above recitals and the mutual promises and conditions in this Agreement, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1. INVESTMENT BY MILTRAY. Miltray has agreed to make an investment of One Hundred Fifty Thousand dollars ($150,000), $55,000 of which has been received by Millennium prior to this Agreement, in Millennium according to the terms and conditions of the "Subscription Agreement and Investment Representation" attached to this Agreement as Exhibit 1. It is understood by and between the Parties that $100,000 of the funds represented by the Miltray investment will be utilized for payments to creditors and to reinstate Millennium's trading status on the OTC:BB.

      2. CONSULTING SERVICES BY MILTRAY. As a result of the investment relationship of Miltray and Millennium, and based upon the knowledge and experience of Miltray in consulting, the Parties are desirous of entering in a consulting relationship based upon the terms and conditions as set forth in this paragraph 2.

          2.1. Miltray's Duties at Millennium: Miltray shall provide an appointee to act as interim Director of Administrative Development of Millennium through Colin Gerstein. Miltray's duties in reference to Millennium shall include, but not be limited to the following:

                2.1.1 Colin Gerstein will provide operational management consulting to assist, where required, in the re-establishment of Millennium's trading status on the OTC:BB. Additionally, Mr. Gerstein will be appointed to Millennium's Board of Directors; and

                2.1.2 Determining and approving long-term policies and strategies.

      3. DEVOTION OF TIME. During the period of Miltray's agreement hereunder the Appointees shall devote such of their business time, interest attention, and effort to the faithful performance of their duties hereunder, as may be reasonably necessary to the accomplishment and fulfillment of those duties.

      4. NON COMPETITION BY MILTRAY. During the agreement term and for a period of two (2) years following termination of this Agreement, Miltray, its affiliates and its Appointees shall not, directly or indirectly, whether as a partner, employee, creditor, shareholder, or otherwise, promote, participate, or engage in any activity or other business directly competitive with Millennium's business, except when expressly granted a written waiver by Millennium. It is hereby expressly acknowledged by Millennium that this
Section 4 shall not apply to Miltray's dealings with Idroplast S.r.l. a company incorporated in Italy with offices in Altopascio, Italy.

      5. TERM OF AGREEMENT. Subject to earlier termination as provided in this Agreement, Miltray shall be engaged for a term beginning February 1, 2003, and ending May 1, 2003.

     6. LOCATION OF MILTRAY. Unless the Parties agree otherwise in writing, during the agreement term Miltray and its Appointees shall perform the services they are required to perform under this Agreement at Miltray's offices; provided, however, that Millennium may from time to time require the Miltray Appointees to travel temporarily to other locations on Millennium's business. Such travel expenses to be pre-approved by the Millennium board of directors in advance.

      7. COMPENSATION. Millennium shall pay compensation to Miltray in the following amounts and on the following terms:

           7.1 Payment. As consideration and inducement for Miltray to begin consulting for Millennium, Millennium shall pay Miltray Ten Thousand Dollars (USD$10,000) per month for the term of this Agreement.

           7.2 Method of Payment. Such payment may be made at the sole option of Millennium in either cash (US Dollars) or in common stock of Millennium. If Millennium chooses to pay such payments in common stock, such shares shall be registered on Form S-8. The number of shares shall be determined by the following formula:

                           AO / [FMV + $0.02] = NS

where:

     "AO"      equals the amount owed to Miltray;

     "FMV" equals the fair market value of Millennium's common stock determined by the 30 day average closing price of Millennium's common stock as quoted on the OTC:BB or other exchange/quotation system; and

     "NS"           equals the number of restricted shares of common stock to
               be issued to Miltray.

      8. TERMINATION BY MILLENNIUM. Millennium may terminate this Agreement at any time, if termination is "For Cause", as hereinafter defined. "For Cause" shall mean Millennium's termination of Miltray due to an adjudication of Miltray's or its Appointees fraud, theft, dishonesty to Millennium regarding Miltray's duties or material breach of this Agreement, if Miltray fails to cure such breach within ten (10) days after written notice is given by the Board of Directors to Miltray and Miltray fails with ten (10) days of such notification to commence such cure and thereafter diligently prosecute such cure to completion. In addition, Millennium may terminate this Agreement immediately if Miltray shall fail to fulfill its investment obligations pursuant to Paragraph 1 of this Agreement.

      9. TERMINATION BY MILTRAY. Miltray may terminate its consulting services hereunder by giving Millennium thirty (30) days prior written notice of its termination.

     10.  TRADE SECRETS AND CONFIDENTIAL INFORMATION:

            10.1 Nondisclosure. Without the prior written consent of Millennium, Miltray or its Appointees shall not, at any time, either during or after the term of this Agreement, directly or indirectly, divulge or disclose to any person, firm, association, or corporation, or use for Miltray's own benefit, gain, or otherwise, any customer lists, plans, products, data, results of tests and data, or any other trade secrets or confidential materials or like information (collectively referred to as the "Confidential Information") of Millennium and/or its Affiliates, as herein below defined, it being the intent of Millennium, with which intent Miltray hereby agrees, to restrict Miltray or its Appointees from disseminating or using any like information that is unpublished or not readily available to the general public.

                 10.1.1 Definition of Affiliate. For purposes of this Agreement, the term "Affiliate" shall mean any entity, individual, firm, or corporation, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with Millennium.

                10.1.2 Miltray's Work Product. Miltray's work product during the course of his employ by Millennium shall remain the property of Millennium.

           10.2 Return of Property. Upon the termination of this Agreement, Miltray shall deliver to Millennium all lists, books, records, data, and other information (including all copies thereof in whatever form or media) of every kind relating to or connected with Millennium or its Affiliates and their activities, business and customers, which information or material was initially acquired by Millennium . Miltray shall be allowed to retain any and all information on products, lists, books, records, data, or other information initially produced by Miltray and provided to Millennium .

           10.3 Notice of Compelled Disclosure. If, at any time, Miltray becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, or similar process or otherwise) to disclose any of the Confidential Information, Miltray shall provide Millennium with prompt, prior written notice of such requirement so that Millennium may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. In the event that such protective order or other remedy is not obtained, that Millennium waives compliance with the provisions hereof, Miltray agrees to furnish only that portion of the Confidential Information which Miltray is advised by written opinion of counsel is legally required and exercise Miltray's best efforts to obtain assurance that confidential treatment will be accorded such Confidential Information. In any event, Miltray shall not oppose action by Millennium to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information.

           10.4 Assurance of Compliance. Miltray agrees to represent to Millennium, in writing, at any time that Millennium so request, that Miltray has complied with the provisions of this section, or any other section of this Agreement.

     11.  MISCELLANEOUS:

           11.1 Authority to Execute. The Parties herein represent that they have the authority to execute this Agreement.

           11.2 Severability. If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the rest of this Agreement shall remain in full force and effect.

           11.3 Successors. This Agreement shall be binding on and inure to the benefit of the respective successors, assigns, and personal representatives of the Parties, except to the extent of any contrary provision in this Agreement.

          11.4 Assignment. This Agreement may not be assigned by either party without the written consent of the other party.

           11.5 Singular, Plural and Gender Interpretation. Whenever used herein, the singular number shall include the plural, and the plural number shall include the singular. Also, as used herein, the masculine, feminine or neuter gender shall each include the others whenever the context so indicates.

           11.6 Captions. The subject headings of the paragraphs of this Agreement are included for purposes of convenience only, and shall not effect the construction or interpretation of any of its provisions.

          11.7 Entire Agreement. This Agreement contains the entire agreement of the Parties relating to the rights granted and the obligations assumed in this instrument and supersedes any oral or prior written agreements between the Parties. Any oral representations or modifications concerning this instrument shall be of no force or effect unless contained in a subsequent written modification signed by the party to be charged.

           11.8 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be submitted to a panel of three (3) arbitrators. The arbitration shall comply with and be governed by the provisions of the American Arbitration Association. The panel of arbitrators shall be composed of two (2) members chosen by Miltray and Millennium respectively and one (1) member chosen by the arbitrators previously selected. The findings of such arbitrators shall be conclusive and binding on the Parties hereto. The cost of arbitration shall be borne by the losing party or in such proportions as the arbitrator shall conclusively decide.

           11.9 No Waiver. No failure by either Miltray or Millennium to insist upon the strict performance by the other of any covenant, agreement, term or condition of this Agreement or to exercise the right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any such covenant, agreement, term or condition. No waiver of any breach shall affect or alter this Agreement, but each and every covenant, condition, agreement and term of this Agreement shall continue in full force and effect with respect to any other then existing or subsequent breach.

           11.10 Time of the Essence. Time is of the essence of this Agreement, and each provision hereof.

           11.11 Counterparts. The Parties may execute this Agreement in two (2) or more counterparts, which shall, in the aggregate, be signed by both Parties, and each counterpart shall be deemed an original instrument as to each party who has signed by it.

           11.12 Attorney's Fees and Costs. In the event that suit be brought hereon, or an attorney be employed or expenses be incurred to compel performance the Parties agree that the prevailing party therein be entitled to reasonable attorney's fees.

            11.13       Governing  Law.  The  formation,  construction,   and
performance of this Agreement shall be construed in accordance with the laws of Nevada.

            11.14 Notice. Any notice, request, demand or other communication required or permitted hereunder or required by law shall be in writing and shall be effective upon delivery of the same in person to the intended addressee, or upon deposit of the same with an overnight courier service (such as Federal Express) for delivery to the intended addressee at its address shown herein, or upon deposit of the same in the United States mail, postage prepaid, certified or registered mail, return receipt requested, sent to the intended addressee at its address shown herein. The address of any party to this Agreement may be changed by written notice of such other address given in accordance herewith and actually received by the other Parties at least ten (10) days in advance of the date upon which such change of address shall be effective.


      IN WITNESS WHEREOF, the Parties have entered into this Agreement on the date first above written.

Miltray Investments Ltd.


DATE: 1-24-03      By:/s/ Colin Gerstein



Millennium Plastics Corporation


DATE: 1-24-03      By:/s/ Paul Branagan
                     Paul Branagan, President

            SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION
                                     FOR
               THE PURCHASE OF 500,000 SHARES OF COMMON STOCK
                                     AND
       WARRANTS FOR THE PURCHASE OF 10,500,000 SHARES OF COMMON STOCK

THE SECURITIES BEING SUBSCRIBED TO HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS DUE TO THE APPLICATION OF REGULATION S PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED.

FURTHER, THE SECURITIES BEING SUBSCRIBED TO MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO TRANSACTIONS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR REGULATION S, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE THEREWITH. FURTHER, HEDGING TRANSACTIONS WITH RESPECT TO SUCH SECURITIES WILL BE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.


Board of Directors
Millennium Plastics Corporation
6265 Stevenson Way
Las Vegas, Nevada 89120

Gentlemen:

      1. Consideration for Purchase. The undersigned (the "Purchaser") hereby elects to purchase (i) Five Hundred Thousand (500,000) shares (the "Shares") of common stock (the "common stock") of Millennium Plastics Corporation, a Nevada (U.S.A.) corporation (the "Company") at a purchase price of USD$150,000, (ii) plus warrants ("Warrants") as described in Exhibits A and B attached hereto, for the purchase of 10,500,000 shares of common stock. The Purchaser hereby tenders to the Company as consideration for shares of common stock and Warrants the purchase price USD$150,000.

      2. Understanding of the Purchaser. The Purchaser acknowledges, understands and agrees that:

          (a) The Transfer Agent for the Company will be given stop transfer instructions restricting the transfer thereof for a period of one year (the "Distribution Compliance Period") (see Paragraph 7 below). The Shares are subject to the restrictions on transfer provided in Regulation S, the terms and conditions of which are incorporated herein by reference. Further, the Shares will be issued in that name set forth under the signature line below.

           (b) The Shares have not been registered under the Securities Act of 1933, as amended, or any applicable State Law (collectively, the "Securities Act"). The Shares may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act or Regulation S. Hedging transactions with respect to such Shares will be conducted in compliance with the Securities Act, such as Rule 144 thereunder. The Company has no obligation, and does not intend to cause any of the Shares sold in this offering to be registered under the Securities Act, or to comply with any exemption under the Securities Act that would permit a sale or sales of the Shares. The legal consequences, of the foregoing, means that the Purchaser must bear the economic risk of the investment in the Shares for the aforesaid period of time. If the Purchaser desires to sell or transfer all or any part of the Shares within the Distribution Compliance Period, the Company may require Purchaser's counsel to provide a legal opinion that the transfer may be made without registration under the Securities Act. Other restrictions discussed elsewhere herein may be applicable. Purchaser acknowledges that it is subject to the restrictions on transfer described herein and the Company will issue stop transfer orders with the Company's transfer agent to enforce such restrictions.

           (c) No Federal or State (U.S.A.) agency has made any findings or determination as to the fairness of an investment in the Company, or any recommendation or endorsement of this investment.

      3.    Representations and Warranties of the Purchaser.   The  Purchaser
hereby represents and warrants to the Company as follows:

           (a) Purchaser's commitment to investments that are not readily marketable is not disproportionate to its net worth, and its investment in the Shares will not cause such overall commitment to become excessive.

          (b) Purchaser has the financial ability to bear the economic risks of this investment, has adequate means for providing for its current needs and personal contingencies, and has no need for liquidity in this investment.

           (c) Purchaser has evaluated the high risk of investing in the Shares and has such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that it is capable of evaluating the merits and risks of an investment in the Shares.

           (d) Purchaser has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information desired in order to evaluate this investment, and in evaluating the suitability of an investment in the Shares. Purchaser has not relied upon any representations or other information (whether oral or written) other than that furnished by the Company or its representatives.

          (e) Purchaser has had the opportunity to discuss with professional legal, tax and financial advisers the suitability of an investment in the Shares for its particular tax and financial situation, and all information that it has been provided to the Company concerning Purchaser and its financial position is correct and complete as of the date set forth below, and if there should be any material change in such information prior to its admission as a shareholder of the Company, will immediately provide such information to the Company.

           (f) The residence set forth below is the true and correct residence, and Purchaser has no present intention of becoming a resident or domiciliary of any other country.

           (g) In making the decision to purchase the Shares, Purchaser has relied solely upon independent investigations made by it or on its behalf.

           (h) If Purchaser is acting in this transaction as a distributor, as defined under Regulation S, then it will be reselling the Shares only in an offshore transaction and will advise the ultimate purchaser, or any other distributor to whom it sells the shares that they will be subject to the same restrictions on resale to which it is subject under said Regulation S. Otherwise, as the ultimate purchaser in this offering, Purchaser is acquiring the Shares solely for its own personal account, for investment purpose only, and is not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

           (i) Purchaser is neither a member of nor is affiliated with or employed by a member of the National Association of Securities Dealers, Inc., nor is employed by or affiliated with a broker-dealer registered with the U.S. Securities and Exchange Commission nor with any similar agency of any State.

      The foregoing representations, warranties, agreements, undertakings and acknowledgments are made by the undersigned with the intent that they be relied upon in determining its suitability as a purchaser of the Shares. In addition, the undersigned agrees to notify the Company immediately of any change in any representations, warranty or other information. If the Purchaser is other than a natural person, the foregoing and following representations and warranties are being made by and refer to such entity and that the individual or individuals executing this Subscription Agreement and Investor Representation have due authority to bind and obligate such entity hereby. If more than one person is signing this Agreement, each representation, warranty and undertaking herein shall be a joint and several representation, warranty and undertaking of each such person. If the Purchaser is a partnership, corporation, trust or other entity, the Purchaser further represents and warrants that (i) there has been enclosed with this

Agreement appropriate evidence of the authority of the individual executing this Agreement to act on the behalf of the Purchaser, (ii) the entity was not specifically formed to acquire the Shares, (iii) the entity was not organized, nor resides, nor do the persons owning or controlling such entity reside in, the United States. If the Purchaser is a partnership, the Purchaser further represents that the funds to make this investment were not derived from additional capital contributions of the partners of such partnerships.

     4.   Further Representations and Warranties of Purchaser to the Company.

          Purchaser further represents to the Company as follows:

           (a) The offer leading to the sale and the sale evidenced hereby were made in an "offshore transaction," for purposes of Regulation S. An "offshore transaction" as defined under Regulation S is any offer or sale of securities if the offer is not made to a person in the United States; and either (A) at the time the buy order is originated, the Purchaser is outside the United States, or the Company and any person acting on its behalf reasonably believe that the Purchaser is outside the United States; or (B) the transaction is executed in, on or through the facilities of a "designated offshore securities market," and neither the Company nor any person acting on is behalf knows that the transaction has been pre-arranged with the Purchaser in the United States. A "designated offshore securities market" is defined under Regulation S to be the Eurobond Market, as regulated by the Association of International Bond Dealers; the Amsterdam Stock Exchange; the Australian Stock Exchange Ltd.; the Bourse de Bruxelles; the Frankfort Stock Exchange; the Stock Exchange of Hong Kong Limited; The International Stock Exchange of the United Kingdom and the Republic of Ireland, Ltd.; the Johannesburg Stock Exchange; the Bourse de Luxembourg; the Borsa Calori di Milan; the Montreal Stock Exchange; the Bourse de Paris; the Stockholm Stock Exchange; the Tokyo Stock Exchange; the Toronto Stock Exchange; the Vancouver Stock Exchange; the Zurich Stock Exchange. In regards of this representation and warranty, and notwithstanding the above, offers and Sales of securities to persons excluded from the definition of "U.S. person" are offshore transactions.

           A "U.S. person" for purposes of Regulation S is (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts.

           (b) Neither the Purchaser, nor any affiliate, nor any person acting on their behalf, has made any "directed selling efforts" in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

           (c) The Purchaser understands that the Company is the issuer of the securities which are the subject of this Agreement, and that, for purposes of Regulation S, a "distributor" is any underwriter, dealer or other person who participate, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an "affiliate" is any partner, officer, or director or any person directly or indirectly controlling, controlled by or under common control with the person in question. In this regard, the Purchaser shall not, during the twelve (12) month period, act as a distributor, either directly or through an affiliate, nor shall the Purchaser sell, transfer, hypothecate or otherwise convey the Shares or interest therein other than to a non-U.S. person (and in such case, shall provide evidence to the satisfaction of the Company and its Transfer Agent that such resale was made in a bona-fide offshore transaction).

      5. Representations and Warranties of the Company to the Purchaser. The Company hereby represents and warrants to the Purchaser that it is a "reporting issuer" for purposes of Regulation S; however, MPCO is currently delinquent in (i) its annual report filing on Form 10-KSB for the fiscal year ended March 31, 2002, (ii) its quarterly report on Form 10-QSB for the three months ended June 30, 2002 and (iii) its quarterly report on Form 10-QSB for the three months ended September 30, 2002. In addition, MPCO's common stock was formerly traded on the National Association of Securities Dealers ("NASD") Over-the-Counter Bulletin Board ("OTC:BB") under the symbol "MPCO". A portion of the Miltray investment described herein will be used to reinstate MPCO's trading on the OTC:BB and to bring MPCO's Exchange Act reports current.

     The Company further represents and warrants that: (i) it is a corporation in good standing in all jurisdictions in which it conducts its business; (ii) has sufficient authorized stock to issue the shares being subscribed to by the Purchaser hereunder; and (iii) upon proper payment and receipt of the purchase price, acceptance of the Purchaser's subscription therefor and issuance and delivery of the Shares being subscribed to hereunder to Purchaser, such Shares shall be deemed fully paid, validly issued, and non-assessable. The Company further represents and warrants to the Purchaser that it has the authority under its corporate charter as amended, and under applicable state and federal corporate and securities laws to enter into the contemplated transaction, and that the signatories hereto have been duly authorized in accordance with its corporate charter and bylaws, which authority has not been suspended, modified or revoked as of the date hereof. Neither the Company, nor any affiliate, nor any person acting on its behalf, has made any "directed selling efforts" in the United States, as defined in Regulation S to be: any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the securities being purchased hereby.

     6. Indemnity by Purchaser. The Purchaser understands and acknowledges that the Company, its officers, directors, attorneys and agents are relying upon the representations, warranties and agreements made by the Purchaser to and with the Company herein and, thus, hereby agrees to indemnify the Company, its officers and directors, agents, attorneys, and employees, and agrees to hold each of them harmless against any and all loss, damage, liability or exposure, including reasonable attorney's fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by the Purchaser under this Agreement, or in connection with the sale or distribution by the Purchaser of the Shares in violation of the Securities Act or any other applicable law.

     7.   Distribution Compliance Period/Closing.

           (a) As set forth in Regulation S, the "Distribution Compliance Period" means a period that commences on the later of the date upon which the securities were first offered to persons other than distributors in reliance upon Regulation S or the date of closing of the offering, and in this case, expires One (1) year thereafter; provided, however, that all offers and sales by a distributor of an unsold allotment or subscription shall be deemed to be made during the Distribution Compliance Period; provided further, that in a continuous offering, the Distribution Compliance Period shall commence upon completion of the distribution, as determined and certified by the managing underwriter or person performing similar functions.

           (b) The closing of this offering shall occur on the date of execution of this Agreement or the date of acceptance of this offer by the Company, whichever is later. Notwithstanding the foregoing, the Company shall have the right to make a determination based upon the advice of its counsel as to matter relating to the Distribution Compliance Period and the closing of the offering for purposes of compliance with Regulation S as to any and all Subscriptions offered and accepted by the Company in respect of removal of transfer restrictions.

     8. Registration Rights. At any time after the Company becomes current in its 34 Act reporting obligations, the Purchaser may request that the Company register the Shares of common stock at the sole expense of the Purchaser. Purchaser shall notify the Company in writing that it intends to offer or cause to be offered for public sale all or any portion of the Shares of common stock, and within thirty (30) days of the receipt of such notice the Company will use its best efforts to cause all or any part of the Shares of common stock that may be requested by the Purchaser to be registered under the Securities Act as expeditiously as possible.

     Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 8: (i) if the Company shall furnish to the Purchaser a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, and that it is essential to the Company to defer the filing, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 120 days after receipt of the request of the Purchaser under this
Section 8; provided, however that the Company shall not utilize this right more than once in any 12 month period; or (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of filing of, and ending on a date 180 days after the effective date of, a registration statement filed under the Securities Act.

     9.   Miscellaneous Provisions.

           (a) Further Assurances. At any time and from time to time after the date of this Agreement, each party shall execute such additional instruments and take such other and further action as may be reasonably requested by any other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purpose of this Agreement.

           (b) Waiver. Any failure on the part of any party hereunder to comply with any of their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed; however, waiver on one occasion does not operate to effectuate a waiver on any other occasion.

           (c) Brokers. Each party represents to every other party that no broker or finder has acted for it in connection with this Agreement. Each party agrees to indemnify, save, defend and hold the other party harmless from and against any fee, loss or expense arising out of claims by brokers or finder shall obtain the release of any and all claims which they may have or which may accrue against the non-employing parties.

           (d) Entire Agreement. This Agreement and all exhibits, schedules and written memoranda attached hereto or otherwise referred to herein, constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions evidenced hereby and the subject mater hereof.

           (e)   Headings.   The  article  and  paragraph  headings  in  this
Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

           (f) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

           (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (h) No Oral Modification. The Agreement may be modified solely in writing, and only after the mutual agreement of the parties affected thereby.

           (i)   Survival of Representations, Warranties and Covenants.   The
representations, warranties, covenants and agreements contained herein shall survive the date and execution of this Agreement.


                         [SIGNATURE PAGE TO FOLLOW]

                                   Miltray Investments Ltd.
                                   Full Name of Company

1-24-03                          By:/s/
Date                                    Authorized Officer or Agent

                                   Capacity in which signing: Director
                                   ___________________________________

                                   Limited Company Incorporated in Eng
                                   Type of Entity and Country in Which
                                   Incorporated



                               ALL SUBSCRIBERS

                                   Address:


                                   Dublin, ___
                                   Republic of Ireland



       This   Subscription  Agreement  is  accepted  on  this 24th  day   of
February, 2003


                              MILLENNIUM PLASTICS CORPORATION


                              By:/s/ Paul Branagan
                                   Paul Branagan, President

                                  EXHIBIT A
                                   WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


       THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN

                       MILLENNIUM PLASTICS CORPORATION

                          Warrant for the Purchase
                                     of
             5,500,000 Shares of Common Stock, Par Value $0.001

                                                             February 3, 2003


      1. Basic Terms. This certifies that, for value received, the registered owner is entitled, subject to the terms and conditions of this Warrant, at any time and from time to time, in whole or in part, from the time set forth in Paragraph 3 below until the expiration date, to purchase shares of the Common Stock, par value $0.001 (the "Common Stock"), of Millennium Plastics Corporation (the "Company") from the Company at the purchase price set forth in Paragraph 2 below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each share purchased.

Registered Owner: Miltray Investments Ltd.

      2. Purchase Price. The purchase price per share shall vary according to the schedule referenced in this paragraph 2. In order to exercise each warrant as scheduled in this paragraph, the warrants must be exercised in order of the paragraphs as set forth herein. By way of example, in order to exercise the warrants referenced in subparagraph 2.(ii), the warrants in subparagraph 2.(i) must be exercised first.

(i) One Million (1,000,000) shares at Five Cents (USD$0.05) per share for a period until January 16, 2005;

(ii) One Million (1,000,000) shares at Ten Cents (USD$0.10) per share for a period until January 16, 2005:

(iii) Five Hundred Thousand (500,000) shares at Twenty Cents (USD$0.20) per share for a period until January 16, 2005;

(iv) Five Hundred Thousand (500,000) shares at Thirty Cents (USD$0.30) per share for a period until January 16, 2005;

(v) Five Hundred Thousand (500,000) shares at Forty Cents (USD$0.40) per share for a period until January 16, 2005; and

(vi) Two Million (2,000,000) shares at Seventeen Cents (USD$0.17) per share for a period until January 16, 2005.

     3. When Exercisable. The Warrants as referenced in paragraph 2, above, shall be exercisable in the order of the subparagraphs as set forth in paragraph 2, at any time from and after the date of their issuance and shall expire at 11:59 p.m., Las Vegas, Nevada, Time on February 2, 2005 unless terminated sooner under Paragraph 13 of this Warrant. This Warrant shall expire, become void and be of no further force or effect after the expiration date.

      4. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock issuable hereunder is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of all outstanding convertible securities, options, and warrants, including, without limitation, this Warrant.

     5. Method of Exercise. The purchase rights represented by this Warrant are exercisable at the option of the registered owner in whole at any time, or in part, from time to time, in the order set forth in paragraph 2, and within the period above specified. In case of the exercise of the Warrants for less than all shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

     6. Limited Rights of Owner. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

      7. Exchange or Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

      8.   Transfer.   Except as otherwise above provided,  this  Warrant  is
transferable only on the books of the Company by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed.

      9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

      10. Effect of Stock Split, etc. If the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then: (1) the number and/or class of shares as so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (2) the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants therefore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable as the Warrant purchase price per share and the number of shares purchasable were expressed in the Warrant when initially issued.

      11. Effect of Merger, etc. If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or merger without any change in or payment in addition to the Warrant purchase price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Company. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

      12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares purchasable hereunder, the Company shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth reasonable detail of the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      13. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than a connection with a consolidation or merger covered by Paragraph 11 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the registered owner. Such notice shall contain:
(1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction: (3) a brief description of the transaction; (4) a brief description of the distributions made to holders of Common Stock as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

      14. Registration of Common Stock. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended. Until sold pursuant to the provisions of Rule 144 or an effective registration statement, the shares of Common Stock issued on exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates representing the shares shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

     By accepting  this Warrant the initial Holder hereof has confirmed  with the Company that he is purchasing this Warrant for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws. In addition, the initial Holder hereto agrees to deliver to the Company a similar written statement with respect to any shares of Common Stock purchased upon the conversion of this Warrant unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws.

     15. Registration Rights. At any time after the Company becomes current in its 34 Act reporting obligations, the Holder, following the exercise of any of the warrants specified in Section 2 above, may request that the Company register the underlying shares of common stock at the sole expense of the Holder. The Holder shall notify the Company in writing upon exercise of any of the warrants that it intends to offer or cause to be offered for public sale all or any portion of the underlying shares of common stock, and within thirty (30) days of the receipt of such notice the Company will use its best efforts to cause all or any part of the shares of common stock that may be requested by the Holder to be registered under the Securities Act as expeditiously as possible.


     Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 15: (i) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, and that it is essential to the Company to defer the filing, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 120 days after receipt of the request of the Holder under this Section 15; provided, however that the Company shall not utilize this right more than once in any 12 month period; or (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of filing of, and ending on a date 180 days after the effective date of, a registration statement filed under the Securities Act.

      16. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Company.


                         [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered  by  a  duly  authorized representative as  of  the  _____  day  of

________________, 2003.




Millennim Plastics Corporation
a Nevada corporation


By: _______________________________________
        (Signature & Title)

                                Exercise Form

             (To be executed by the registered owner to purchase

                    Common Stock pursuant to the Warrant)



To:  Millennium Plastics Corporation
     6265 S. Stevenson Way
     Las Vegas, Nevada 89120



The undersigned hereby: (1) irrevocably subscribed for ___________ shares of your Common Stock pursuant to this Warrant, and encloses payment of $_____________ therefor, (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.



Date: _____________________


Name:


Signature:
          (Please sign exactly as name appears on Warrant)


Address:




Tax ID No.:

                               ASSIGNMENT FORM



      (To be executed by the registered owner to transfer the Warrant)


      For value received the undersigned hereby sells, assigns, and transfers to:



Name:


Address:




this Warrant irrevocably appoints ________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.


Date:


Signature:     ________________________________
          (Please sign exactly as name appears on Warrant)


Tax ID No.:


Signature guaranteed* by:

                                  EXHIBIT B
                                   WARRANT

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS WARRANT OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS WARRANT OR SUCH SECURITIES, AS APPLICABLE, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.


       THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN

                       MILLENNIUM PLASTICS CORPORATION

                          Warrant for the Purchase
                                     of
             5,000,000 Shares of Common Stock, Par Value $0.001

                                                             February 3, 2003


      1. Basic Terms. This certifies that, for value received, the registered owner is entitled, subject to the terms and conditions of this Warrant, upon thirty (30) days written notice, in whole or in part, from the time set forth in Paragraph 3 below until the expiration date, to purchase 5,000,000 shares of the Common Stock, par value $0.001 (the "Common Stock"), of Millennium Plastics Corporation (the "Company") from the Company at the purchase price set forth in Paragraph 2 below, on delivery of this Warrant to the Company with the exercise form duly executed and payment of the purchase price (in cash or by certified or bank cashier's check payable to the order of the Company) for each share purchased.

Registered Owner: Miltray Investments Ltd.

     2.  Purchase Price.  The purchase price per share shall be $0.05.

      3.   When  Exercisable.  This Warrant shall be exercisable upon  thirty
(30) days written notice (the "Notice") to the Company, which shall be provided on or before 5:00 p.m. Las Vegas, Nevada time on March 15, 2003, according to the following schedule:

(i) 1,000,000 shares shall be exercised within fifteen (15) days following the expiration of the Notice to the Company;

(ii) 1,000,000 shares shall be exercised within sixty (60) days following the expiration of the Notice to the Company;

(iii)1,000,000 shares shall be exercised within seventy-five (75) days following the expiration of the Notice to the Company; and

(iv) the remaining 2,000,000 shares shall be exercised within one hundred twenty (120) days following the expiration of the Notice to the Company.

     Any warrants that are not exercised following the Notice and according to the above schedule shall immediately terminate.

     If Notice is not provided by 11:59 p.m., Las Vegas, Nevada, Time on March 15, 2003, this Warrant shall expire, become void and be of no further force or effect after the expiration date, unless terminated sooner under Paragraph 13 of this Warrant.

      4. Company's Covenants as to Common Stock. Shares deliverable on the exercise of this Warrant shall, at delivery, be fully paid and non-assessable, free from taxes, liens, and charges with respect to their purchase. The Company shall take any necessary steps to assure that the par value per share of the Common Stock issuable hereunder is at all times equal to or less than the then current Warrant purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company shall at all times reserve and hold available sufficient shares of Common Stock to satisfy all conversion and purchase rights of all outstanding convertible securities, options, and warrants, including, without limitation, this Warrant.

     5. Method of Exercise. The purchase rights represented by this Warrant are exercisable at the option of the registered owner solely in accordance with the provisions of Section 3 above. In case of the exercise of this Warrant for less than all shares purchasable, the Company shall cancel the Warrant and execute and deliver a new Warrant of like tenor and date for the balance of the shares purchasable.

     6. Limited Rights of Owner. This Warrant does not entitle the owner to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed. No dividends are payable or will accrue on this Warrant or the shares purchasable hereunder until, and except to the extent that, this Warrant is exercised.

      7. Exchange or Other Denominations. This Warrant is exchangeable, on its surrender by the registered owner to the Company, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder in denominations designated by the registered owner at the time of surrender.

      8.   Transfer.   Except as otherwise above provided,  this  Warrant  is
transferable only on the books of the Company by the registered owner in person or by attorney, on surrender of this Warrant, properly endorsed.

      9. Recognition of Registered Owner. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the registered owner as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

      10. Effect of Stock Split, etc. If the Company, by stock split, stock dividend, reverse split, reclassification of shares, or otherwise, changes as a whole the outstanding Common Stock into a different number or class of shares, then: (1) the number and/or class of shares as so changed shall, for the purposes of this Warrant, replace the shares outstanding immediately prior to the change; and (2) the Warrant purchase price in effect, and the number of shares purchasable under this Warrant, immediately prior to the date upon which the change becomes effective, shall be proportionately adjusted (the price to the nearest cent). Irrespective of any adjustment or change in the Warrant purchase price or the number of shares purchasable under this or any other Warrant of like tenor, the Warrants therefore and thereafter issued may continue to express the Warrant purchase price per share and the number of shares purchasable as the Warrant purchase price per share and the number of share purchasable were expressed in the Warrant when initially issued.

      11. Effect of Merger, etc. If the Company consolidates with or merges into another corporation, the registered owner shall thereafter be entitled, upon exercise of this Warrant, to purchase, with respect to each share of Common Stock purchasable hereunder immediately before the consolidation or merger becomes effective, the securities or other consideration to which a holder of one share of Common Stock is entitled in the consolidation or merger without any change in or payment in addition to the Warrant purchase price in effect immediately prior to the merger or consolidation. The Company shall take any necessary steps in connection with a consolidation or merger to assure that all the provisions of this Warrant shall thereafter be applicable, as nearly as reasonably may be, to any securities or other consideration so deliverable on exercise of this Warrant. The Company shall not consolidate or merge unless, prior to consummation, the successor corporation (if other than the Company) assumes the obligations of this paragraph by written instrument executed and mailed to the registered owner at the address of the owner on the books of the Company. A sale or lease of all or substantially all the assets of the Company for a consideration (apart from the assumption of obligations) consisting primarily of securities is a consolidation or merger for the foregoing purposes.

      12. Notice of Adjustment. On the happening of an event requiring an adjustment of the Warrant purchase price or the shares purchasable hereunder, the Company shall forthwith give written notice to the registered owner stating the adjusted Warrant purchase price and the adjusted number and kind of securities or other property purchasable hereunder resulting from the event and setting forth reasonable detail of the method of calculation and the facts upon which the calculation is based. The Board of Directors of the Company, acting in good faith, shall determine the calculation.

      13. Notice and Effect of Dissolution, etc. In case a voluntary or involuntary dissolution, liquidation, or winding up of the Company (other than a connection with a consolidation or merger covered by Paragraph 11 above) is at any time proposed, the Company shall give at least 30 days' prior written notice to the registered owner. Such notice shall contain:
(1) the date on which the transaction is to take place; (2) the record date (which shall be at least 30 days after the giving of the notice) as of which holders of Common Stock will be entitled to receive distributions as a result of the transaction: (3) a brief description of the transaction; (4) a brief description of the distributions made to holders of Common Stock as a result of the transaction and (5) an estimate of the fair value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights hereunder shall terminate.

      14. Registration of Common Stock. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended. Until sold pursuant to the provisions of Rule 144 or an effective registration statement, the shares of Common Stock issued on exercise of this Warrant shall be subject to a stop transfer order and the certificate or certificates representing the shares shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THE SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

     By accepting  this Warrant the initial Holder hereof has confirmed  with the Company that he is purchasing this Warrant for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws. In addition, the initial Holder hereto agrees to deliver to the Company a similar written statement with respect to any shares of Common Stock purchased upon the conversion of this Warrant unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws.

     15. Registration Rights. At any time after the Company becomes current in its 34 Act reporting obligations, the Holder, following the exercise of any of the warrants specified in Section 2 above, may request that the Company register the underlying shares of common stock at the sole expense of the Holder. The Holder shall notify the Company in writing upon exercise of any of the warrants that it intends to offer or cause to be offered for public sale all or any portion of the underlying shares of common stock, and within thirty (30) days of the receipt of such notice the Company will use its best efforts to cause all or any part of the shares of common stock that may be requested by the Holder to be registered under the Securities Act as expeditiously as possible.


     Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 15: (i) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, and that it is essential to the Company to defer the filing, in which event the Company shall have the right to defer the filing of the registration statement for a period of not more than 120 days after receipt of the request of the Holder under this Section 15; provided, however that the Company shall not utilize this right more than once in any 12 month period; or (ii) during the period starting with the date 60 days prior to the Company's good faith estimate of filing of, and ending on a date 180 days after the effective date of, a registration statement filed under the Securities Act.

      16. Method of Giving Notice; Extent Required. Notices shall be given by first class mail, postage prepaid, addressed to the registered owner at the address of the owner appearing in the records of the Company.



                         [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered  by  a  duly  authorized representative as  of  the  _____  day  of

________________, 2003.




Millennim Plastics Corporation
a Nevada corporation


By: _______________________________________
        (Signature & Title)

                                Exercise Form

             (To be executed by the registered owner to purchase

                    Common Stock pursuant to the Warrant)



To:  Millennium Plastics Corporation
     6265 S. Stevenson Way
     Las Vegas, Nevada 89120



The undersigned hereby: (1) irrevocably subscribed for ___________ shares of your Common Stock pursuant to this Warrant, and encloses payment of $_____________ therefor, (2) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address below; and (3) if such number of shares is not all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be issued in the name of the undersigned and delivered to the undersigned at the address below.



Date: _____________________


Name:


Signature:
          (Please sign exactly as name appears on Warrant)


Address:




Tax ID No.:

                               ASSIGNMENT FORM



      (To be executed by the registered owner to transfer the Warrant)


      For value received the undersigned hereby sells, assigns, and transfers to:



Name:


Address:




this Warrant irrevocably appoints ________________________ attorney (with full power of substitution) to transfer this Warrant on the books of the Company.


Date:


Signature:     ________________________________
          (Please sign exactly as name appears on Warrant)


Tax ID No.:


Signature guaranteed* by: